UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): July 13, 2005

                                Paxar Corporation
             (Exact name of registrant as specified in its charter)

         New York                        1-9493                 13-5670050
(State or other jurisdiction          (Commission              (IRS Employer
      of incorporation)               File Number)           Identification No.)

      105 Corporate Park Drive
       White Plains, New York                                10604
(Address of principal executive offices)                   (Zip Code)

       Registrant's telephone number, including area code: (914) 697-6800

                                 Not Applicable
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17
    CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
    CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Item 5.02    Departure of Directors or Principal Officers; Election of
             Directors; Appointment of Principal Officers.

On July 13, 2005, the Paxar Corporation (the "Company") announced that it has appointed Anthony Colatrella, age 50, as its Vice President and Chief Financial Officer, effective July 18, 2005.

Mr. Colatrella joins the Company from The Scotts Company, Inc., a major manufacturer and marketer of consumer branded products for lawn and garden care and professional horticulture in the U.S. and Europe, where since 2003 he was Vice President and Controller. Prior to that, Mr. Colatrella held the positions of Senior Vice President and General Manager of Scotts LawnService(R) from 2001 to 2003 and Senior Vice President, Finance - North America from 1999 to 2001.

A copy of the press release announcing the appointment of Mr. Colatrella as the Company's Vice President and Chief Financial Officer is attached hereto as
Exhibit 99.1.

Item 9.01    Financial Statements and Exhibits.

   (c) Exhibits.

       Exhibit 99.1 Press Release issued by Paxar Corporation on July 13, 2005.


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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  PAXAR CORPORATION
                                  (Registrant)


Date: July 18, 2005                  By:/s/ Robert S. Stone
                                        ----------------------------------------
                                            Robert S. Stone
                                            Vice President & Secretary


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                                  Exhibit Index


      Exhibit No.    Description
      -----------    -----------
      99.1           Press Release issued by Paxar Corporation on July 13, 2005.